                                 EXHIBIT 99.1

                                GRAPHIC OMITTED

                               PRELIMINARY SAMPLE
                               POPULAR ABS 2005-A


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-A        BALANCE: 102,253,489
FRIEDMAN BILLINGS RAMSEY           687 RECORDS
----------------------------------------------

                                                      PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                          NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                           MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS  ORIGINAL    CREDIT
ORIGINAL BALANCE ($)          LOANS         BALANCE      BALANCE     BALANCE    COUPON      CLTV     SCORE

------------------------  ---------  --------------  -----------  ----------  --------  --------  --------
0.01 -- 50,000.00                35    1,389,057.89         1.36   39,687.37     8.661     78.54       610
50,000.01 -- 100,000.00         192   14,817,351.06        14.49   77,173.70     7.532     82.41       637
100,000.01 -- 150,000.00        197   24,129,108.65        23.60  122,482.79     7.015     82.57       641
150,000.01 -- 200,000.00        122   21,077,532.27        20.61  172,766.66     6.968     84.59       644
200,000.01 -- 250,000.00         71   15,858,358.72        15.51  223,357.17     6.700     80.21       650
250,000.01 -- 300,000.00         25    6,873,467.08         6.72  274,938.68     6.838     82.36       661
300,000.01 -- 350,000.00         15    4,741,753.43         4.64  316,116.90     6.300     82.24       659
350,000.01 -- 400,000.00         12    4,505,411.47         4.41  375,450.96     6.483     87.79       670
400,000.01 -- 450,000.00          8    3,328,127.13         3.25  416,015.89     6.258     86.05       662
450,000.01 -- 500,000.00          4    1,921,990.27         1.88  480,497.57     7.015     75.77       628
500,000.01 -- 550,000.00          3    1,567,607.02         1.53  522,535.67     5.649     68.11       722
550,000.01 -- 600,000.00          1      577,502.35         0.56  577,502.35     6.750     85.00       621
700,000.01 -- 750,000.00          2    1,466,221.22         1.43  733,110.61     7.058     70.15       600
                          ---------  --------------  -----------  ----------  --------  --------  --------

Total:                          687  102,253,488.56       100.00  148,840.59     6.939     82.34       646
                          =========  ==============  ===========  ==========  ========  ========  ========

                                                      PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                          NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                           MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS  ORIGINAL    CREDIT
CURRENT BALANCE ($)           LOANS         BALANCE      BALANCE     BALANCE    COUPON      CLTV     SCORE

------------------------  ---------  --------------  -----------  ----------  --------  --------  --------
0.01 -- 50,000.00                35    1,389,057.89         1.36   39,687.37     8.661     78.54       610
50,000.01 -- 100,000.00         193   14,916,648.56        14.59   77,288.33     7.519     82.39       638
100,000.01 -- 150,000.00        196   24,029,811.15        23.50  122,601.08     7.021     82.58       641
150,000.01 -- 200,000.00        122   21,077,532.27        20.61  172,766.66     6.968     84.59       644
200,000.01 -- 250,000.00         71   15,858,358.72        15.51  223,357.17     6.700     80.21       650
250,000.01 -- 300,000.00         25    6,873,467.08         6.72  274,938.68     6.838     82.36       661
300,000.01 -- 350,000.00         15    4,741,753.43         4.64  316,116.90     6.300     82.24       659
350,000.01 -- 400,000.00         12    4,505,411.47         4.41  375,450.96     6.483     87.79       670
400,000.01 -- 450,000.00          9    3,777,740.91         3.69  419,748.99     6.212     84.43       663
450,000.01 -- 500,000.00          3    1,472,376.49         1.44  490,792.16     7.363     76.78       614
500,000.01 -- 550,000.00          3    1,567,607.02         1.53  522,535.67     5.649     68.11       722
550,000.01 -- 600,000.00          1      577,502.35         0.56  577,502.35     6.750     85.00       621
700,000.01 -- 750,000.00          2    1,466,221.22         1.43  733,110.61     7.058     70.15       600
                          ---------  --------------  -----------  ----------  --------  --------  --------

Total:                          687  102,253,488.56       100.00  148,840.59     6.939     82.34       646
                          =========  ==============  ===========  ==========  ========  ========  ========

                                               PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                   NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                    MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS  ORIGINAL    CREDIT
MORTGAGE RATE (%)      LOANS         BALANCE      BALANCE     BALANCE    COUPON      CLTV     SCORE

-----------------  ---------  --------------  -----------  ----------  --------  --------  --------
4.500 -- 4.999             2      230,836.16         0.23  115,418.08     4.800     55.69       738
5.000 -- 5.499            17    3,635,000.51         3.55  213,823.56     5.248     67.70       698
5.500 -- 5.999            90   18,174,479.83        17.77  201,938.66     5.778     77.10       666
6.000 -- 6.499            78   13,377,906.54        13.08  171,511.62     6.202     80.16       667
6.500 -- 6.999           111   17,826,089.86        17.43  160,595.40     6.753     81.13       643
7.000 -- 7.499           112   16,314,271.96        15.95  145,663.14     7.213     83.93       639
7.500 -- 7.999           133   18,050,834.05        17.65  135,720.56     7.686     90.10       635
8.000 -- 8.499            64    8,033,562.19         7.86  125,524.41     8.198     85.29       628
8.500 -- 8.999            50    4,737,171.17         4.63   94,743.42     8.686     85.42       604
9.000 -- 9.499            15    1,209,834.58         1.18   80,655.64     9.106     81.96       583
9.500 -- 9.999            11      516,692.10         0.51   46,972.01     9.731     84.60       624
10.000 -- 10.499           4      146,809.61         0.14   36,702.40    10.270     87.14       569
                   ---------  --------------  -----------  ----------  --------  --------  --------

Total:                   687  102,253,488.56       100.00  148,840.59     6.939     82.34       646
                   =========  ==============  ===========  ==========  ========  ========  ========

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-A        BALANCE: 102,253,489
FRIEDMAN BILLINGS RAMSEY           687 RECORDS
----------------------------------------------

                                                       PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                           NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
ORIGINAL TERM TO MATURITY   MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS  ORIGINAL    CREDIT
  (MONTHS)                     LOANS         BALANCE      BALANCE     BALANCE    COUPON      CLTV     SCORE

-------------------------  ---------  --------------  -----------  ----------  --------  --------  --------
61 -- 120                          6      926,585.94         0.91  154,430.99     7.845     75.11       688
121 -- 180                        39    4,730,035.55         4.63  121,282.96     7.051     80.38       646
181 -- 240                        37    4,132,890.79         4.04  111,699.75     6.856     78.76       646
241 -- 300                         5      750,063.80         0.73  150,012.76     6.457     86.98       668
301 -- 360                       600   91,713,912.48        89.69  152,856.52     6.931     82.64       646
                           ---------  --------------  -----------  ----------  --------  --------  --------

Total:                           687  102,253,488.56       100.00  148,840.59     6.939     82.34       646
                           =========  ==============  ===========  ==========  ========  ========  ========

                                                        PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                            NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
REMAINING TERM TO MATURITY   MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS  ORIGINAL    CREDIT
  (MONTHS)                      LOANS         BALANCE      BALANCE     BALANCE    COUPON      CLTV     SCORE

--------------------------  ---------  --------------  -----------  ----------  --------  --------  --------
61 -- 120                           6      926,585.94         0.91  154,430.99     7.845     75.11       688
121 -- 180                         39    4,730,035.55         4.63  121,282.96     7.051     80.38       646
181 -- 240                         37    4,132,890.79         4.04  111,699.75     6.856     78.76       646
241 -- 300                          5      750,063.80         0.73  150,012.76     6.457     86.98       668
301 -- 360                        600   91,713,912.48        89.69  152,856.52     6.931     82.64       646
                            ---------  --------------  -----------  ----------  --------  --------  --------

Total:                            687  102,253,488.56       100.00  148,840.59     6.939     82.34       646
                            =========  ==============  ===========  ==========  ========  ========  ========

                                           PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
               NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS  ORIGINAL    CREDIT
LIEN POSITION      LOANS         BALANCE      BALANCE     BALANCE    COUPON      CLTV     SCORE

-------------  ---------  --------------  -----------  ----------  --------  --------  --------
1                    687  102,253,488.56       100.00  148,840.59     6.939     82.34       646
               ---------  --------------  -----------  ----------  --------  --------  --------

Total:               687  102,253,488.56       100.00  148,840.59     6.939     82.34       646
               =========  ==============  ===========  ==========  ========  ========  ========

                                                PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                    NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                     MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS  ORIGINAL    CREDIT
SEASONING (MONTHS)      LOANS         BALANCE      BALANCE     BALANCE    COUPON      CLTV     SCORE

------------------  ---------  --------------  -----------  ----------  --------  --------  --------
0                           1      119,000.00         0.12  119,000.00     6.250     85.00       650
1                         170   25,217,766.54        24.66  148,339.80     7.138     81.52       645
2                         222   31,478,081.09        30.78  141,793.16     7.235     85.12       637
3                         160   22,401,336.97        21.91  140,008.36     7.047     82.26       646
4                          61   10,717,375.44        10.48  175,694.68     6.222     80.47       664
5                          45    7,576,813.84         7.41  168,373.64     5.961     77.84       670
6                           9    1,540,029.96         1.51  171,114.44     6.620     76.94       624
7                           3      485,993.99         0.48  161,998.00     7.519     91.48       648
8                           1      115,887.37         0.11  115,887.37     5.930     82.20       644
9                           1      220,892.36         0.22  220,892.36     6.990     80.00       613
10                          2      323,254.55         0.32  161,627.28     5.918     61.86       719
11                          4    1,312,315.83         1.28  328,078.96     6.331     81.15       649
12                          2      150,331.01         0.15   75,165.51     6.609     82.19       628
14                          6      594,409.61         0.58   99,068.27     6.758     84.84       639
                    ---------  --------------  -----------  ----------  --------  --------  --------

Total:                    687  102,253,488.56       100.00  148,840.59     6.939     82.34       646
                    =========  ==============  ===========  ==========  ========  ========  ========

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-A                          BALANCE: 102,253,489
FRIEDMAN BILLINGS RAMSEY                             687 RECORDS

                                               PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                   NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                    MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS   ORGINAL    CREDIT
ORIGINAL CLTV (%)      LOANS         BALANCE      BALANCE     BALANCE    COUPON      CLTV     SCORE
-----------------  ---------  --------------  -----------  ----------  --------  --------  --------
20.01 - 25.00              3      164,903.56         0.16   54,967.85     7.815     22.71       615
25.01 - 30.00              2      203,318.71         0.20  101,659.36     6.795     26.60       648
30.01 - 35.00              1      263,500.00         0.26  263,500.00     5.000     32.94       700
35.01 - 40.00              2      206,252.27         0.20  103,126.14     6.949     38.34       581
40.01 - 45.00              8      842,599.94         0.82  105,324.99     6.971     43.23       619
45.01 - 50.00              9    1,114,871.84         1.09  123,874.65     6.302     49.00       659
50.01 - 55.00             13    2,018,636.91         1.97  155,279.76     7.382     52.63       636
55.01 - 60.00             15    2,576,937.70         2.52  171,795.85     6.177     57.29       668
60.01 - 65.00             17    2,442,808.20         2.39  143,694.60     6.209     62.70       661
65.01 - 70.00             40    7,903,015.97         7.73  197,575.40     6.277     68.28       655
70.01 - 75.00             57    7,763,829.39         7.59  136,207.53     6.718     73.17       636
75.01 - 80.00            106   15,157,809.51        14.82  142,998.20     6.718     78.97       659
80.01 - 85.00             95   14,096,394.46        13.79  148,383.10     6.878     83.40       641
85.01 - 90.00            166   25,013,134.42        24.46  150,681.53     7.026     88.87       638
90.01 - 95.00             51    8,042,210.88         7.86  157,690.41     7.266     93.52       650
95.01 - 100.00           102   14,443,264.80        14.12  141,600.64     7.648     99.76       648
                   ---------  --------------  -----------  ----------  --------  --------  --------

Total:                   687  102,253,488.56       100.00  148,840.59     6.939     82.34       646
                   ---------  --------------  -----------  ----------  --------  --------  --------

                                                PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                    NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                     MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS    CREDIT   ORGINAL
OCCUPANCY TYPE          LOANS         BALANCE      BALANCE     BALANCE    COUPON     SCORE      CLTV
------------------  ---------  --------------  -----------  ----------  --------  --------  --------

Owner-Occupied            623   93,897,723.82        91.83  150,718.66     6.866       644     82.76
Non-Owner Occupied         51    6,539,008.29         6.39  128,215.85     8.048       673     76.64
Second Home                13    1,816,756.45         1.78  139,750.50     6.716       657     81.23
                    ---------  --------------  -----------  ----------  --------  --------  --------

Total:                    687  102,253,488.56       100.00  148,840.59     6.939       646     82.34
                    ---------  --------------  -----------  ----------  --------  --------  --------

                                                    PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                        NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                         MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS    CREDIT   ORGINAL
PROPERTY TYPE               LOANS         BALANCE      BALANCE     BALANCE    COUPON     SCORE      CLTV
----------------------  ---------  --------------  -----------  ----------  --------  --------  --------

Single Family Detached        624   93,407,828.81        91.35  149,692.03     6.875       644     82.63
Duplex                         17    2,359,707.09         2.31  138,806.30     7.421       680     78.54
Condominium                    12    1,796,112.98         1.76  149,676.08     7.610       663     82.14
Quadruplex                      8    1,355,778.37         1.33  169,472.30     7.771       708     78.07
Townhouse                       8      929,974.01         0.91  116,246.75     7.682       656     93.51
5-Unit                          4      720,666.57         0.70  180,166.64     8.102       705     72.40
Triplex                         4      611,654.68         0.60  152,913.67     6.221       706     71.00
Row Home                        6      448,753.51         0.44   74,792.25     8.005       638     82.82
7-Unit                          1      225,058.16         0.22  225,058.16     8.625       582     71.64
8-Unit                          1      220,735.01         0.22  220,735.01     8.625       582     66.07
6-Unit                          2      177,219.37         0.17   88,609.69     8.020       728     71.76
                        ---------  --------------  -----------  ----------  --------  --------  --------

Total:                        687  102,253,488.56       100.00  148,840.59     6.939       646     82.34
                        ---------  --------------  -----------  ----------  --------  --------  --------

                                                 PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                     NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                      MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS    CREDIT   ORGINAL
USE OF PROCEEDS          LOANS         BALANCE      BALANCE     BALANCE    COUPON     SCORE      CLTV
-------------------  ---------  --------------  -----------  ----------  --------  --------  --------

Cashout Refinance          530   81,804,860.49        80.00  154,348.79     6.942       645     82.44
Rate/Term Refinance        112   15,214,205.18        14.88  135,841.12     6.827       647     81.26
Purchase                    45    5,234,422.89         5.12  116,320.51     7.212       671     83.94
                     ---------  --------------  -----------  ----------  --------  --------  --------

Total:                     687  102,253,488.56       100.00  148,840.59     6.939       646     82.34
                     ---------  --------------  -----------  ----------  --------  --------  --------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-A                          BALANCE: 102,253,489
FRIEDMAN BILLINGS RAMSEY                             687 RECORDS

                                                        PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                            NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                             MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS    CREDIT   ORGINAL
DOCUMENTATION TYPE              LOANS         BALANCE      BALANCE     BALANCE    COUPON     SCORE      CLTV
--------------------------  ---------  --------------  -----------  ----------  --------  --------  --------

Full Doc                          583   83,427,787.24        81.59  143,100.84     6.907       646     82.69
Alt Doc                            54   11,252,310.04        11.00  208,376.11     6.804       646     81.65
Stated Income                      45    6,858,419.98         6.71  152,409.33     7.512       654     79.24
Stated Income/Stated Asset          4      494,078.94         0.48  123,519.74     7.427       610     83.33
Lite Doc                            1      220,892.36         0.22  220,892.36     6.990       613     80.00
                            ---------  --------------  -----------  ----------  --------  --------  --------

Total:                            687  102,253,488.56       100.00  148,840.59     6.939       646     82.34
                            ---------  --------------  -----------  ----------  --------  --------  --------

                                           PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
               NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS    CREDIT   ORGINAL
LOAN TYPE          LOANS         BALANCE      BALANCE     BALANCE    COUPON     SCORE      CLTV
-------------  ---------  --------------  -----------  ----------  --------  --------  --------

Fixed 30 yr          599   91,588,603.40        89.57  152,902.51     6.934       646     82.63
Fixed 15 yr           39    4,730,035.55         4.63  121,282.96     7.051       646     80.38
Fixed 20 yr           37    4,132,890.79         4.04  111,699.75     6.856       646     78.76
Balloon 10 yr          5      719,385.94         0.70  143,877.19     8.050       711     76.58
Fixed 25 yr            4      680,063.80         0.67  170,015.95     6.299       668     86.33
Fixed 10 yr            1      207,200.00         0.20  207,200.00     7.130       610     70.00
Fixed 28 yr            1      125,309.08         0.12  125,309.08     5.300       727     90.00
Fixed 22 yr            1       70,000.00         0.07   70,000.00     7.990       671     93.33
               ---------  --------------  -----------  ----------  --------  --------  --------

Total:               687  102,253,488.56       100.00  148,840.59     6.939       646     82.34
               ---------  --------------  -----------  ----------  --------  --------  --------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-A                          BALANCE: 102,253,489
FRIEDMAN BILLINGS RAMSEY                             687 RECORDS

                                                     PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                         NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                          MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS    CREDIT   ORGINAL
GEOGRAPHIC DISTRIBUTION      LOANS         BALANCE      BALANCE     BALANCE    COUPON     SCORE      CLTV
-----------------------  ---------  --------------  -----------  ----------  --------  --------  --------

California                      47   11,352,410.40        11.10  241,540.65     6.271       665     71.88
Pennsylvania                    82    9,942,409.09         9.72  121,248.89     7.386       639     85.56
North Carolina                  72    9,319,977.77         9.11  129,444.14     7.253       634     88.00
Florida                         51    7,207,445.42         7.05  141,322.46     6.938       643     81.64
Maryland                        32    7,026,888.05         6.87  219,590.25     6.375       653     77.82
New Jersey                      29    5,405,138.59         5.29  186,384.09     7.101       658     74.32
Virginia                        25    4,786,319.42         4.68  191,452.78     6.788       645     84.57
Georgia                         30    4,624,146.22         4.52  154,138.21     7.123       641     84.64
Arizona                         32    4,383,949.29         4.29  136,998.42     6.451       653     82.91
Nevada                          17    3,803,454.63         3.72  223,732.63     5.807       665     80.71
South Carolina                  27    3,586,848.60         3.51  132,846.24     7.457       635     89.12
Delaware                        19    3,394,943.94         3.32  178,681.26     6.864       640     80.98
Illinois                        24    3,370,392.21         3.30  140,433.01     7.343       648     85.67
Missouri                        27    3,021,754.11         2.96  111,916.82     6.866       638     84.77
Tennessee                       23    2,667,257.45         2.61  115,967.72     7.155       628     89.73
New Mexico                      20    2,649,768.18         2.59  132,488.41     6.765       652     83.82
Ohio                            25    2,470,535.13         2.42   98,821.41     7.689       649     88.91
Kansas                          20    2,169,222.76         2.12  108,461.14     7.468       655     90.81
South Dakota                    13    1,596,163.22         1.56  122,781.79     7.093       639     83.14
Minnesota                        7    1,078,175.95         1.05  154,025.14     6.836       654     87.40
Nebraska                        13    1,007,977.14         0.99   77,536.70     7.233       627     84.42
Connecticut                      6      987,461.26         0.97  164,576.88     8.327       646     73.72
Michigan                         8      962,625.74         0.94  120,328.22     7.666       621     87.32
Washington                       4      680,417.10         0.67  170,104.28     7.247       596     87.79
Kentucky                         4      666,288.84         0.65  166,572.21     6.959       615     80.48
Colorado                         3      657,754.51         0.64  219,251.50     6.485       650     80.11
Indiana                          5      643,886.81         0.63  128,777.36     7.358       659     91.25
Massachusetts                    3      595,935.65         0.58  198,645.22     7.912       638     73.46
Oregon                           3      504,147.44         0.49  168,049.15     5.757       667     78.22
Wisconsin                        2      271,346.89         0.27  135,673.45     8.388       674     97.76
Oklahoma                         3      219,743.74         0.21   73,247.91     8.040       589     87.86
Iowa                             2      210,828.65         0.21  105,414.33     7.750       649    100.00
Montana                          1      195,989.57         0.19  195,989.57     6.750       637     78.60
Rhode Island                     1      178,500.00         0.17  178,500.00     8.230       702     54.92
Idaho                            2      176,054.00         0.17   88,027.00     6.961       621     71.92
Wyoming                          1      164,000.00         0.16  164,000.00     6.990       628    100.00
New Hampshire                    2      104,950.32         0.10   52,475.16     8.375       709     46.63
Utah                             1      103,513.01         0.10  103,513.01     6.240       643     71.40
New York                         1       64,867.46         0.06   64,867.46     6.500       712     20.31
                         ---------  --------------  -----------  ----------  --------  --------  --------

Total:                         687  102,253,488.56       100.00  148,840.59     6.939       646     82.34
                         ---------  --------------  -----------  ----------  --------  --------  --------

                                                             PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                                 NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                                  MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS   ORGINAL    CREDIT
PREPAYMENT PENALTY TERM (YEARS)      LOANS         BALANCE      BALANCE     BALANCE    COUPON      CLTV     SCORE
-------------------------------  ---------  --------------  -----------  ----------  --------  --------  --------

0                                      229   29,147,252.20        28.50  127,280.58     7.245     83.35       642
12                                       2      553,894.69         0.54  276,947.35     6.395     88.39       626
24                                       3      640,000.00         0.63  213,333.33     7.115     82.54       613
36                                     453   71,912,341.67        70.33  158,746.89     6.817     81.88       649
                                 ---------  --------------  -----------  ----------  --------  --------  --------

Total:                                 687  102,253,488.56       100.00  148,840.59     6.939     82.34       646
                                 ---------  --------------  -----------  ----------  --------  --------  --------

Loans with Penalty: 71.50%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-A                           BALANCE: 102,253,489
FRIEDMAN BILLINGS RAMSEY                              687 RECORDS

                                        PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
            NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
             MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS   ORGINAL    CREDIT
FICO SCORE      LOANS         BALANCE      BALANCE     BALANCE    COUPON      CLTV     SCORE
----------  ---------  --------------  -----------  ----------  --------  --------  --------

520 - 539          10      720,825.95         0.70   72,082.60     8.807     76.08       531
540 - 559          28    3,478,617.33         3.40  124,236.33     7.994     84.38       550
560 - 579          37    4,204,981.70         4.11  113,648.15     7.782     77.67       571
580 - 599          56    7,017,118.94         6.86  125,305.70     7.432     78.85       589
600 - 619          86   12,275,845.51        12.01  142,742.39     7.118     81.67       610
620 - 639         117   17,456,188.58        17.07  149,198.19     7.049     84.95       629
640 - 659         121   18,134,441.02        17.73  149,871.41     6.819     83.76       649
660 - 679         107   18,904,390.55        18.49  176,676.55     6.692     83.14       670
680 - 699          52    8,483,760.05         8.30  163,149.23     6.457     85.49       688
700 - 719          27    3,977,791.16         3.89  147,325.60     6.741     76.69       706
720 - 739          19    3,177,660.68         3.11  167,245.30     6.374     80.92       730
740 - 759           9    1,081,652.39         1.06  120,183.60     6.754     76.38       749
760 - 779          10    2,073,549.43         2.03  207,354.94     6.446     74.02       770
780 - 799           7    1,167,166.91         1.14  166,738.13     5.898     74.62       790
800 - 819           1       99,498.36         0.10   99,498.36     4.800     50.00       817
            ---------  --------------  -----------  ----------  --------  --------  --------

Total:            687  102,253,488.56       100.00  148,840.59     6.939     82.34       646
            ---------  --------------  -----------  ----------  --------  --------  --------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.